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                                                                    EXHIBIT 99.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Jean-Jacques Bienaime, the Chief Executive Officer and President of Genencor International, Inc. (the "Company"), certify that to my knowledge (i) the Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     By: /s/ Jean-Jacques Bienaime
                                        --------------------------
                                     Chief Executive Officer and President
                                     March 26, 2003

      I, Raymond J. Land, the Senior Vice President and Chief Financial Officer of Genencor International, Inc. (the "Company"), certify that to my knowledge
(i) the Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      By: /s/ Raymond J. Land
                                          -------------------
                                      Senior Vice President and
                                      Chief Financial Officer
                                      March 26, 2003

      The foregoing certifications are furnished with this Report solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.